Loss Per Share	6 Months Ended
Jun. 30, 2025
Earnings per share [abstract]
Loss Per Share
10.
LOSS PER SHARE

The calculations of the basic and diluted loss per share are based on the following data:

	For the six months ended June 30,
	2025	2024
(In thousands, except per share data)
Loss:
Loss for the period attributable to owners of the Company for the purpose of calculating basic loss per share	$(12,536)	$(35,206)

Number of shares:
Weighted average number of Ordinary Shares for the purpose of calculating basic and diluted loss per share	1,103,075	937,960

Loss per Ordinary Shares Outstanding – Basic and Diluted	$(11.37)	$(37.53)
Weighted average number of Ordinary Shares outstanding – Basic and Diluted	1,103,075	937,960

The diluted loss per share for the six months ended June 30, 2024 and 2025 does not include the effect of the following instruments held as of June 30, 2024 and 2025 as their inclusion would be anti-dilutive:

	As of June 30,
(In thousands)	2025	2024
Unvested restricted shares	5	364
Share options	256	24,167
Apollomics Private Warrants	619	619
Apollomics Public Warrants	10,350	10,350
Penny Warrants	8	58

The reverse stock split did not result in any change to the number of warrants outstanding. Instead, in accordance with the terms of the warrant agreements, the exercise price and the number of shares issuable upon exercise of the warrants were proportionately adjusted through a change in the exchange ratio. Accordingly, the number of warrants disclosed reflects the warrants outstanding both before and after the reverse stock split.